UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 28, 2006


                              KEYNOTE SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
              -----------------------------------------------------
                 (State or other jurisdiction of incorporation)



            000-27241                                         94-3226488
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           (Commission                                      (IRS Employer
           File Number)                                  Identification No.)


   777 Mariners Island Boulevard, San Mateo, California             94404
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           (Address of principal executive offices)               (Zip Code)


                                 (650) 403-2400
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the
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|_|  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
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|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.


         On April 28, 2006, the compensation committee of the Board of Directors of Keynote Systems, Inc. ("Keynote") approved for the fiscal year ending 2006, the following Management By Objectives (MBO) bonuses for certain of its executive officers:

--------------------------------------------- ----------------------------- -------------------------------
                    Name                              Personal MBO                  Corporate MBO
--------------------------------------------- -------------- -------------- --------------- ---------------

                                                              % of Annual                    % of Annual
                                                 Amount       Base Salary       Amount       Base Salary
--------------------------------------------- -------------- -------------- --------------- ---------------
Drew Hamer
     Chief Financial Officer                     $17,500          10%          $17,500           10%
--------------------------------------------- -------------- -------------- --------------- ---------------
Don Aoki
     Vice-President of Corporate Development     $20,000          10%          $30,000           15%
--------------------------------------------- -------------- -------------- --------------- ---------------
Vikram Chaudhary
     Vice-President of Marketing                 $16,000          10%          $24,000           15%
--------------------------------------------- -------------- -------------- --------------- ---------------
Eric Stokesberry
     Vice-President of Operations                $18,000          10%          $18,000           10%
--------------------------------------------- -------------- -------------- --------------- ---------------
Krishna Khadloya
     Vice-President of Engineering               $18,000          10%          $18,000           10%
--------------------------------------------- -------------- -------------- --------------- ---------------

         Each Personal MBO bonus is based on qualitative and quantitative goals established at the beginning of each fiscal quarter, subjectively determined by Keynote's Chief Executive Officer, Umang Gumpta, for each executive officer at the end of each fiscal quarter. Each Corporate MBO bonus is based on certain revenue and EBITA goals established by Keynote's Board of Directors. Each executive officer is eligible to receive 50% of his respective Corporate MBO bonus upon the achievement of a revenue target, and 50% of his respective Corporate MBO bonus upon the achievement of an EBITA target. The specific revenue and EBITA targets are not public information. While each Corporate MBO bonus is designed on the basis of targets established for fiscal 2006, a portion of each respective Corporate MBO bonus will be paid out each quarter based on a year-to-date calculation at the end of each fiscal quarter.


         On April 28, 2006, the Board of Directors of Keynote approved adjustments to non-employee director cash compensation. Each non-employee director will now earn his or her cash retainer on a quarterly basis such that he or she will be entitled to:

          o a quarterly retainer of $6,250 per fiscal quarter (an annual retainer of $25,000) for his or her services as director (provided that such non-employee director must have attended at least 75% of the total number of board meetings held during their period of service during the fiscal year);

          o a quarterly retainer of $1,250 per fiscal quarter (an annual retainer of $5,000) his or her service on either of the Board's compensation committee or nominating and governance committee; and

          o a quarterly retainer of $2,500 per fiscal quarter (an annual retainer of $10,000) for his or her service on the Board's audit committee.

         Such cash payments will continue to be made to each non-employee director following the completion of the fiscal year to which they relate.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              KEYNOTE SYSTEMS, INC.



Date:  May 4, 2006            By:    /s/ Andrew Hamer
                                     ------------------------------------------
                                     Andrew Hamer
                                     Vice President and Chief Financial Officer